SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest reported): March 1, 2005

                         ROANOKE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           FLORIDA                     000-26715              22-3558993
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


                             2720 N. Wesleyan Blvd.
                        Rocky Mount, North Carolina 27804
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (252) 428-0200
                            (ISSUER TELEPHONE NUMBER)


INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

     (i) Effective March 1, 2005, Gately & Associates, LLC ("Gately & Asociates") was removed as independent auditor for the Company. On March 1, 2005, the Company engaged Webb & Company, PA ("Webb") as its principal independent accountant. This decision to engage Webb was ratified by the majority approval of the Board of Directors of the Company.

     (ii) Management of Roanoke Technology Corporation is unaware of any disagreements with Gately & Associates related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the most recent fiscal year and any subsequent interim period through Gately & Associates' termination on March 1, 2005, there has been no disagreement between the Company and Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Gately & Associates would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

     (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Gately & Associates' audit report on the financial statements for the years ended October 31, 2003 and October 31, 2004 were modified for an uncertainty as to the Company's ability to continue as a going concern. Gately & Associates' audit report contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through March 1, 2005, there have been no disagreements with Gately & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gately & Associates would have caused them to make reference thereto in their report on the financial statements.

     (v) During the two most recent fiscal years and the interim period subsequent to March 1, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

     (vi) The Company requested that Gately & Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.
A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)  New Independent Accountants:

     (i) The Company engaged, Webb & Company, PA, Boynton Beach, Florida, as its new independent auditors as of March 1, 2005. Prior to such date, the Company, did not consult with Webb & Company, PA regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Webb & Company, PA or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER          EXHIBIT
------          ------------------------------------------------------
23.1            Letter from Gately & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROANOKE TECHNOLOFY CORPORATION

                                         By: /s/  David L. Smith, Jr.
                                         ---------------------------
                                                  David L. Smith, Jr.
                                                  President

March 2, 2005